UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33162	06-1364380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 17, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of Red Hat, Inc. (the “Company”):

• established the annual base salaries of the Company’s principal executive officer, principal financial officer and other named executive officers (collectively, the “Executive Officers”);

• established the target award amounts for the Company’s fiscal year ending February 28, 2018 (“FY2018”) for the Executive Officers under the Company’s Executive Variable Compensation Plan (“EVC Plan”);

• established the financial performance objectives that will be used to determine the cash award amounts for the Executive Officers for FY2018 under the EVC Plan;

• approved the performance objectives for use with grants of performance share units (“PSUs”) in FY2018 with payouts based on the Company’s revenue and operating income (the “Operating PSUs”);

• approved the performance objective for use with grants of PSUs in FY2018 with payouts based on the total shareholder return (“TSR”) provided by the Company’s common stock (the “TSR PSUs”);

• approved the use of the peer group (the “Peer Group”) to be used for measuring performance for PSUs to be awarded in FY2018; and

• established the performance objective to be included in the form of award agreement to be used for grants of restricted stock awards (“RSAs”) in FY2018.

Executive Base Salaries

The annual base salaries for the Executive Officers are set forth on Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

FY2018 Target Award Amounts under the EVC Plan

The target award amounts under the EVC Plan for FY2018 for the Executive Officers are set forth on Exhibit 99.1 to this Form 8-K. For a discussion of the EVC Plan, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2007 (the “May 2007 Form 8-K”).

FY2018 Performance Objectives under the EVC Plan

The financial performance objectives for FY2018 under the EVC Plan are (a) a specified dollar amount of total revenues, (b) a specified dollar amount of cash flow from operations plus excess tax benefits from share-based payment arrangements and (c) a specified percentage of operating margin, excluding the impact of expense related to share-based payment arrangements and the amortization of intangible assets. The cash flow from operations and operating margin performance objectives are considered non-GAAP financial measures.

The revenue and operating margin performance objectives are based on a Euro/U.S. dollar exchange rate of 1.00 Euro: U.S.$1.07 and a yen/ U.S. dollar exchange rate of 115 yen:U.S.$1.00, and these objectives are subject to adjustment if actual exchange rates for these currencies differ from these assumed rates by 2% or more. Additionally, the following items shall be excluded in determining whether any financial performance objective has been satisfied for FY2018: the impact of acquisitions and divestitures approved by the Board of Directors, goodwill write-offs, restructuring charges, litigation and insurance settlement charges, the impact of discontinued operations and the cumulative effect of changes in tax laws or accounting procedures. The Committee has reserved the right to exercise negative discretion to limit or forego any of these exclusions and may adjust any financial performance objective for FY2018 in its discretion as permitted by Section VIII of the EVC Plan. For a discussion of the EVC Plan, see the May 2007 Form 8-K.

The Committee determined that 75% of a participant’s target award amount will be based upon the financial performance objectives discussed above, and 25% of a participant’s target award amount will be based on individual performance objectives or the achievement of individual goals, which may be objectively or subjectively determined (the “Individual Objectives”). Individual Objectives relate to strategy development, planning and/or implementation, corporate initiatives, executive development and operational improvements. The Committee determined that each of the financial performance objectives discussed above will be weighted equally in calculating the financial component of the award, and, with respect to each financial metric and the Individual Objectives metric, payments range from 0 – 50% per metric. The target award amounts approved by the Committee for the Executive Officers are set forth on Exhibit 99.1 of this Form 8-K.

Operating PSUs

The Committee approved the performance objectives to be used with, and authorized the grant to each Executive Officer of, an Operating PSU award. Each Operating PSU represents the right to receive in the future one share of the Company’s common stock, or at the Company’s election, the value of such share, according to a formula specified in, and subject to the terms and conditions of, the form of Operating PSU agreement (the “Operating PSU Agreement”) filed as Exhibit 99.2 to this Form 8-K

In March 2017, the Committee approved a new form of Operating PSU Agreement that updates a number of provisions. The material terms of the Operating PSU Agreement are substantially similar to the terms of the Company’s form of Performance Share Unit Agreement filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 15, 2007 (the “October 2007 Form 8-K”). The summary of such terms in the October 2007 Form 8-K is incorporated by reference herein.

Under the Operating PSU Agreement, an executive will be granted an award for a target number of PSUs, and depending on the Company’s financial performance, the executive may earn up to 200% of the target number of PSUs (the “Maximum PSUs”) over a period with two separate performance segments. The first segment measures performance at the end of the second fiscal year within the Performance Period against performance in the Base Year. The second segment measures performance at the end of the third fiscal year of the Performance Period against performance in the Base Year. Up to 50% of the Maximum PSUs may be earned in respect of the first performance segment and up to 100% of the Maximum PSUs may be earned in respect of the second performance segment, less the amount earned in respect of the first performance segment.

The number of PSUs earned, according to the specified formula in the Operating PSU Agreement, will be determined based on a comparison of the Company’s performance during each performance segment ending during the Performance Period with respect to Percentage Revenue Growth and Percentage Operating Income Growth (the “Performance Goals”) as compared to the performance of specified peer companies during each performance segment of the Operating Performance Period with respect to the same Performance Goals.

If the executive’s continuous service with the Company or any of its affiliates as an employee, consultant or director (a “Business Relationship”) ceases for any reason prior to the end of the Performance Period, any then unearned PSUs will be forfeited; provided, however, if the executive’s Business Relationship ceases by reason of death or Disability or by reason of the Company’s termination of the executive without Good Cause, he or she will be entitled to payment of a pro rata portion of the earned PSUs for the performance segment in which the Business Relationship ceased.

If a Change in Control occurs, and provided the executive’s Business Relationship has not ceased, the Committee may determine that either (i) all of the shares underlying the award that have not previously been paid or earned will be treated as earned (x) to the Target Performance Share Unit level if the Change in Control occurs during the first two fiscal years of the Performance Period or (y) based on the Company’s performance as of the last day of the most recently completed fiscal quarter before the date that the Change in Control occurs if the Change in Control occurs during the third fiscal year in the Performance Period, and will be paid out in a single lump sum within 30 days following the Change in Control, or (ii) the Operating Performance PSUs will be “continued, assumed, converted or substituted for” immediately following a Change in Control, using restricted stock of the Company, Parent Corporation or Surviving Corporation.

The foregoing description of the terms of the Operating PSU awards and the Operating PSU Agreement does not purport to be complete and is qualified in its entirety by the provisions of the form of Operating PSU Agreement filed as Exhibit 99.2 to this Form 8-K.

TSR PSUs

The Committee approved the performance objective to be used with, and authorized the grant to each Executive Officer of, a TSR PSU award. Each TSR PSU represents the right to receive in the future one share of the Company’s common stock, or at the Company’s election, the value of such share, according to a formula specified in, and subject to the terms and conditions of, the form of TSR PSU agreement (the “TSR PSU Agreement”) filed as Exhibit 99.3 to this Form 8-K.

In March 2017, the Committee approved a new form of TSR PSU Agreement that updates a number of provisions. The material terms of the TSR PSU Agreement are substantially similar to the terms of the Company’s form of Performance Share Unit Agreement (Fiscal Year 2010 – SPP Form) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2009 (the “June 2009 Form 8-K”). The summary of such terms in the June 2009 Form 8-K is incorporated by reference herein.

Under the TSR PSU Agreement, an executive will be granted an award for a target number of PSUs, and depending on the Company’s TSR performance over a thirty-six month period (the “TSR Performance Period”), the executive may earn up to 200% of the target number of PSUs. The number of PSUs earned, according to the formula specified in the TSR PSU Agreement, will be determined based on Red Hat’s TSR growth measured against the TSR growth of specified peer companies during the TSR Performance Period. Stock price performance is measured by the change in the average price of common stock calculated over the ninety trading day periods ending at both the beginning and the end of the TSR Performance Period. TSR is determined by measuring stock price performance plus any cash dividends payable with respect to a record date set, and not rescinded, within the TSR Performance Period.

If the executive’s Business Relationship ceases for any reason prior to the end of the Performance Period, any then unearned PSUs will be forfeited; provided, however, if the executive’s Business Relationship ceases by reason of death or Disability or by reason of the Company’s termination of the executive without Good Cause, he or she will be entitled to payment of a pro rata portion of the earned PSUs for the Performance Period.

If a Change in Control occurs, and provided the executive’s Business Relationship has not ceased, the Committee may determine that either (i) all of the shares underlying the award that have not previously been paid or earned will be treated as earned based on the Relative TSR Performance as of the date that the Change in Control occurs using the per share equivalent of the cash consideration and securities paid or payable to the Company or its stockholders in connection with the Change in Control as the Average Closing Price, and will be paid out in a single lump sum within 30 days following the Change in Control, or (ii) the TSR PSUs will be “continued, assumed, converted or substituted for” immediately following a Change in Control, using restricted stock of the Company, Parent Corporation or Surviving Corporation.

The foregoing description of the terms of the TSR PSU awards and the TSR PSU Agreement does not purport to be complete and is qualified in its entirety by the provisions of the form of TSR PSU Agreement filed as Exhibit 99.3 to this Form 8-K and incorporated by reference herein.

Peer Group

The Peer Group approved by the Committee to be used to measure performance for each of the Operating PSU and the TSR PSU awards in FY2018 is set forth on Exhibit 99.4 to this Form 8-K.

RSAs

The Committee authorized the grant to each Executive Officer of a RSA award, subject to the terms and conditions of the form of RSA Agreement (the “RSA Agreement”) filed as Exhibit 99.5 to this Form 8-K. An executive’s right to receive the shares subject to a RSA award is subject to achievement of a specified dollar amount of revenues established by the Committee as the performance objective for FY2018 under the Company’s 2016 Performance Compensation Plan (the “RSA Performance Goal”). If the Company fails to achieve the RSA Performance Goal for FY2018, then all shares of restricted stock subject to the award are forfeited. If the Company achieves the Performance Goal for FY2018, 25% of the restricted stock vests on July 16, 2018, and the remainder vests ratably on a quarterly basis over the course of the subsequent three–year period, provided that the executive’s Business Relationship with Red Hat has not ceased.

In March 2017, the Committee approved a new form of RSA Agreement that updates a number of provisions. The material terms of the RSA Agreement are substantially similar to the terms of the Company’s Performance RSA Agreement filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on May 25, 2010 (the “May 2010 Form 8-K”). The summary of such terms in the May 2010 Form 8-K is incorporated by reference herein.

The foregoing description of the terms of the RSA Agreement does not purport to be complete and is qualified in its entirety by the provisions of the form of RSA Agreement filed as Exhibit 99.5 to this Form 8-K and incorporated by reference herein.

Capitalized terms not defined in this 8-K are defined in the form of the applicable equity award agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017	RED HAT, INC.

By: /s/ R. Brandon Asbill

Name: R. Brandon Asbill

Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Executive Base Salaries and Target Award Amounts under Red Hat, Inc.’s Executive Variable Compensation Plan for the Fiscal Year Ending February 28, 2018

99.2	Form of Operating PSU Award Agreement

99.3	Form of TSR PSU Award Agreement

99.4	Peer Group for PSUs Granted in FY2018

99.5	Form of RSA Award Agreement